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                                                                   EXHIBIT 10.23




                               SCIENT CORPORATION

                                 2000 STOCK PLAN

                      (AS ADOPTED EFFECTIVE JUNE 22, 2000)








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                                TABLE OF CONTENTS


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ARTICLE 1.  INTRODUCTION..........................................................................................1

ARTICLE 2.  ADMINISTRATION........................................................................................1
         2.1  Committee Composition...............................................................................1
         2.2  Committee Responsibilities..........................................................................1

ARTICLE 3.  SHARES AVAILABLE FOR GRANTS...........................................................................1
         3.1  Basic Limitation....................................................................................1
         3.2  Annual Increase in Shares...........................................................................1
         3.3  Additional Shares...................................................................................2

ARTICLE 4.  ELIGIBILITY...........................................................................................2

ARTICLE 5.  OPTIONS 2
         5.1  Stock Option Agreement..............................................................................2
         5.2  Number of Shares....................................................................................2
         5.3  Exercise Price......................................................................................2
         5.4  Exercisability and Term.............................................................................2
         5.5  Effect of Change in Control.........................................................................2
         5.6  Modification or Assumption of Options...............................................................3
         5.7  Buyout Provisions...................................................................................3

ARTICLE 6.  PAYMENT FOR OPTION SHARES.............................................................................3
         6.1  General Rule........................................................................................3
         6.2  Surrender of Stock..................................................................................3
         6.3  Exercise/Sale.......................................................................................3
         6.4  Exercise/Pledge.....................................................................................3
         6.5  Promissory Note.....................................................................................3
         6.6  Other Forms of Payment..............................................................................4

ARTICLE 7.  RESTRICTED SHARES.....................................................................................4
         7.1  Restricted Stock Agreement..........................................................................4
         7.2  Payment for Awards..................................................................................4
         7.3  Vesting Conditions..................................................................................4
         7.4  Voting and Dividend Rights..........................................................................4

ARTICLE 8.  PROTECTION AGAINST DILUTION...........................................................................4
         8.1  Adjustments.........................................................................................4
         8.2  Dissolution or Liquidation..........................................................................5
         8.3  Reorganizations.....................................................................................5
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ARTICLE 9.  DEFERRAL OF DELIVERY OF SHARES........................................................................5

ARTICLE 10.  AWARDS UNDER OTHER PLANS.............................................................................5

ARTICLE 11.  LIMITATION ON RIGHTS.................................................................................6
         11.1  Retention Rights...................................................................................6
         11.2  Stockholders' Rights...............................................................................6
         11.3  Regulatory Requirements............................................................................6

ARTICLE 12.  WITHHOLDING TAXES....................................................................................6
         12.1  General............................................................................................6
         12.2  Share Withholding..................................................................................6

ARTICLE 13.  FUTURE OF THE PLAN...................................................................................6
         13.1  Term of the Plan...................................................................................6
         13.2  Amendment or Termination...........................................................................6

ARTICLE 14.  DEFINITIONS..........................................................................................7

ARTICLE 15.  EXECUTION...........................................................................................10
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                               SCIENT CORPORATION

                                 2000 STOCK PLAN


         ARTICLE 1.      INTRODUCTION.

                The Plan was adopted by the Board effective June 22, 2000. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Colleagues and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Colleagues and Consultants with exceptional qualifications and (c) linking Colleagues and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares or Options (which shall constitute nonstatutory stock options).

                The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).


         ARTICLE 2.      ADMINISTRATION.

                2.1 COMMITTEE COMPOSITION. The Committee shall administer the Plan. The Committee shall consist exclusively of one or more directors of the Company, who shall be appointed by the Board.

                2.2 COMMITTEE RESPONSIBILITIES. The Committee shall (a) select the Colleagues and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.


         ARTICLE 3.      SHARES AVAILABLE FOR GRANTS.

                3.1 BASIC LIMITATION. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Options and Restricted Shares awarded under the Plan shall not exceed
(a) 3,000,000 plus (b) the additional Common Shares described in Sections 3.2 and 3.3. The limitations of this Section 3.1 and Section 3.2 shall be subject to adjustment pursuant to Article 8.

                3.2 ANNUAL INCREASE IN SHARES. As of January 1 of each year, commencing with the year 2001, the aggregate number of Options and Restricted Shares that may be awarded under the Plan shall automatically increase by a number equal to the lowest of (a) 5% of the total number of Common Shares then outstanding, (b) 5,000,000 Common Shares or (c) the number determined by the Board.


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                3.3   ADDITIONAL SHARES. If Options are forfeited or terminate
for any other reason before being exercised, then the corresponding Common Shares shall again become available for the grant of Options or Restricted Shares under the Plan. If Restricted Shares or Common Shares issued upon the exercise of Options are forfeited, then such Common Shares shall again become available for the grant of Options and Restricted Shares under the Plan.


         ARTICLE 4.      ELIGIBILITY.

                Colleagues and Consultants shall be eligible for the grant of Awards, except that members of the Board and individuals who are considered officers of the Company under the rules of the National Association of Securities Dealers shall not be eligible for the grant of Awards.


         ARTICLE 5.      OPTIONS.

                5.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in
Section 6.2.

                5.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 8.

                5.3 EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price shall in no event be less than the par value of a Common Share on the date of grant. A Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the Option is outstanding.

                5.4 EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service.

                5.5 EFFECT OF CHANGE IN CONTROL. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company or in the event that the Optionee is subject to an Involuntary Termination within 12 months after a Change in Control. In addition, acceleration of exercisability may be required under Section 8.3.


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                5.6   MODIFICATION OR ASSUMPTION OF OPTIONS. Within the
limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

                5.7 BUYOUT PROVISIONS. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.


         ARTICLE 6.      PAYMENT FOR OPTION SHARES.

                6.1 GENERAL RULE. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, unless the Committee accepts payment in any other form(s) described in this Article 6.

                6.2 SURRENDER OF STOCK. To the extent that this Section 6.2 is applicable, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Common Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

                6.3 EXERCISE/SALE. To the extent that this Section 6.3 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

                6.4 EXERCISE/PLEDGE. To the extent that this Section 6.4 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Common Shares being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

                6.5 PROMISSORY NOTE. To the extent that this Section 6.5 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.


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                6.6   OTHER FORMS OF PAYMENT. To the extent that this Section
6.6 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.


         ARTICLE 7.      RESTRICTED SHARES.

                7.1 RESTRICTED STOCK AGREEMENT. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

                7.2 PAYMENT FOR AWARDS. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the consideration shall consist exclusively of cash, cash equivalents or past services rendered to the Company (or a Parent or Subsidiary) or, for the amount in excess of the par value of such newly issued Restricted Shares, full-recourse promissory notes, as the Committee may determine.

                7.3 VESTING CONDITIONS. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company or in the event that the Participant is subject to an Involuntary Termination after a Change in Control.

                7.4 VOTING AND DIVIDEND RIGHTS. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.


         ARTICLE 8.      PROTECTION AGAINST DILUTION.

                8.1 ADJUSTMENTS. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole



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discretion, deems appropriate in one or more of (a) the number of Options and Restricted Shares available for future Awards under Article 3, (b) the number of Common Shares covered by each outstanding Option or (c) the Exercise Price under each outstanding Option. Except as provided in this Article 8, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

                8.2 DISSOLUTION OR LIQUIDATION. To the extent not previously exercised, Options shall terminate immediately prior to the dissolution or liquidation of the Company.

                8.3 REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Options and Restricted Shares shall be subject to the agreement of merger or reorganization. Such agreement shall provide for (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary,
(c) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards, (d) full exercisability or vesting and accelerated expiration of the outstanding Awards or (e) settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.


         ARTICLE 9.      DEFERRAL OF DELIVERY OF SHARES.

                The Committee (in its sole discretion) may permit or require an Optionee to have Common Shares that otherwise would be delivered to such Optionee as a result of the exercise of an Option converted into amounts credited to a deferred compensation account established for such Optionee by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Common Shares as of the date when they otherwise would have been delivered to such Optionee. A deferred compensation account established under this Article 9 may be credited with interest or other forms of investment return, as determined by the Committee. An Optionee for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Optionee and the Company. If the conversion of Options is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such conversion, including (without limitation) the settlement of deferred compensation accounts established under this Article 9.


         ARTICLE 10.     AWARDS UNDER OTHER PLANS.

                The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Restricted Shares and shall, when issued, reduce the number of Common Shares available under Article 3.



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         ARTICLE 11.     LIMITATION ON RIGHTS.

                11.1 RETENTION RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain a Colleague or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Colleague or Consultant at any time, with or without cause, subject to applicable laws and a written employment agreement (if any).

                11.2 STOCKHOLDERS' RIGHTS. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, in the case of an Option, the time when he or she becomes entitled to receive such Common Shares by filing a notice of exercise and paying the Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

                11.3 REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.


         ARTICLE 12.     WITHHOLDING TAXES.

                12.1 GENERAL. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

                12.2 SHARE WITHHOLDING. To the extent that applicable law subjects a Participant to tax withholding obligations, the Committee may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when they are withheld or surrendered.


         ARTICLE 13.     FUTURE OF THE PLAN.

                13.1 TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on June __, 2000. The Plan shall remain in effect until it is terminated under Section 13.2.

                13.2 AMENDMENT OR TERMINATION. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval



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of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.


         ARTICLE 14.     DEFINITIONS.

                14.1 "AFFILIATE" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

                14.2 "AWARD" means any award of an Option or a Restricted Share under the Plan.

                14.3 "BOARD" means the Company's Board of Directors, as constituted from time to time.

                14.4  "CAUSE" means:

                (a) The unauthorized use or disclosure of the confidential information or trade secrets of the Company, which use or disclosure causes material harm to the Company;

                (b) Conviction of, or a plea of "guilty" or "no contest" to, a felony under the laws of the United States or any state thereof;

                (c) Gross negligence or willful misconduct, after the Board has given the Participant written notice and a reasonable opportunity to cure such negligence or misconduct; or

                (d) Continued failure to perform assigned duties, after the Board has given the Participant written notice and a reasonable opportunity to cure such failure.

The foregoing, however, shall not be deemed an exclusive list of all acts or omissions that the Company (or a Parent, Subsidiary or Affiliate) may consider as grounds for the discharge of a Participant without Cause.

                14.5  "CHANGE IN CONTROL" means:

                      (a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity;


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                      (b)   The sale, transfer or other disposition of all or
          substantially all of the Company's assets;

                      (c) A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

                      (d) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
          Act), directly or indirectly, of securities of the Company representing at least 30% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Subsection (d), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude
          (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

                14.6 "CODE" means the Internal Revenue Code of 1986, as amended.

                14.7 "COLLEAGUE" means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

                14.8 "COMMITTEE" means a committee of the Board, as described in Article 2.

                14.9 "COMMON SHARE" means one share of the common stock of the Company.

                14.10 "COMPANY" means Scient Corporation, a Delaware corporation.

                14.11 "CONSULTANT" means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan.

                14.12 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.



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                14.13 "EXERCISE PRICE" means the amount for which one Common
          Share may be purchased upon exercise of an Option, as specified in the applicable Stock Option Agreement.

                14.14 "FAIR MARKET VALUE" means the market price of Common Shares, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

                14.15 "INVOLUNTARY TERMINATION" means the termination of the Participant's service by reason of:

                      (a) The involuntary discharge of the Participant by the Company (or the Parent, Subsidiary or Affiliate employing him or her) for reasons other than Cause; or

                      (b) The voluntary resignation of the Participant following (i) a change in his or her position with the Company (or the Parent, Subsidiary or Affiliate employing him or her) that materially reduces his or her stature, authority or responsibilities, (ii) a reduction in his or her compensation, including base salary, fringe benefits and participation in bonus or incentive programs based on corporate performance, or (iii) a relocation of his or her principal workplace by more than 30 miles.

                14.16 "NSO" means a stock option not described in sections 422 or 423 of the Code.

                14.17 "OPTION" means an NSO granted under the Plan and entitling the holder to purchase Common Shares.

                14.18 "OPTIONEE" means a person or estate who holds an Option.

                14.19 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

                14.20 "PARTICIPANT" means a person or estate who holds an Award.

                14.21 "PLAN" means this Scient Corporation 2000 Stock Plan, as amended from time to time.

                14.22 "RESTRICTED SHARE" means a Common Share awarded under the Plan.


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

                14.23 "RESTRICTED STOCK AGREEMENT" means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

                14.24 "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

                14.25 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.


         ARTICLE 15.     EXECUTION.

                To record the adoption of the Plan by the Board on June 22, 2000, the Company has caused its duly authorized officer to execute this document in the name of the Company.


                                      SCIENT CORPORATION



                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------




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